UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2022
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensation Changes for Certain Named Executive Officers
On February 15, 2022, the Compensation Committee of the Board of Directors (the Board) of Markel Corporation (the Company) approved, for certain of the Company's named executive officers, an increase in the target potential for their respective annual equity incentive awards (each, an equity award), payable in restricted stock units, under the Company's 2016 Equity Incentive Plan (the Equity Incentive Plan), subject to performance criteria approved by the Compensation Committee. These increases are effective beginning in the 2022 performance year. The target potential for their respective annual cash incentive awards under the Company's Executive Bonus Plan remains unchanged for the 2022 performance year.
The target potential for equity awards for the affected named executive officers under the Equity Incentive Plan for the 2021 and 2022 performance years, respectively, is as follows:

	Target Potential Expressed as a Percentage of Base Salary
	2021 Performance Year	2022 Performance Year
Name and Principal Position	Equity Award	Equity Award
Thomas S. Gayner Co-Chief Executive Officer	300%	400%
Richard R. Whitt, III Co-Chief Executive Officer	300%	400%
Robert C. Cox President and Chief Operating Officer, Insurance Operations	150%	200%
Jeremy A. Noble Senior Vice President and Chief Financial Officer	150%	200%
Richard R. Grinnan Senior Vice President, Chief Legal Officer and Secretary	100%	150%
Additional information regarding the Company’s incentive compensation program and prior performance awards can be found under the heading “Incentive Compensation” in the Company’s Proxy Statement for its 2021 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 23, 2021.

Item 8.01	Other Events.
On February 16, 2022, the Board approved a new share repurchase program with immediate effect authorizing the Company to repurchase up to $750 million of the Company's outstanding common stock. This program in effect terminates and replaces a similar $500 million program authorized in November 2021 under which $88 million of the Company's common stock had been repurchased through February 15, 2022. Under the new program, as under the previous program, the Company may repurchase outstanding shares of the Company's common stock from time to time in privately negotiated or open market transactions, including under plans complying with Rule 10b5-1 under the Securities Exchange Act of 1934. The new program has no expiration date, but may be terminated by the Board at any time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

February 16, 2022	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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